                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) March 25, 2004

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On March 25, 2004 the  Registrant has caused to be  made available  by the trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended February 29, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  March 29, 2004                  By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #103, Series 1995-1
               made available on March 25, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #103

20.2           Monthly Servicer and Settlement Certificate #69, Series 1998-1
               made available on March 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #69

20.3           Monthly Servicer and Settlement Certificate #44, Series 2000-1
               made available on March 25, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #44

20.4           Monthly Servicer and Settlement Certificate #8, Series 2003-1
               made available on March 25, 2004

20.4 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #8

20.5           Dealer Note Master Trust Series Data for the March 25, 2004
               Distribution Date

====================================================================================================================================

                                                   EXHIBIT 20.1

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 103

                                                DEALER NOTE MASTER TRUST

                                                  CLASS A, DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                      SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of March 25, 2004, the Transfer Date of March 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on February 29, 2004 and the Distribution Period ended
March 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                        189,635.38

  3.2 The amount of ITEC Finance Charges for the Due Period                      1,927,356.66

  3.3 The average daily balance of Dealer Notes outstanding during the
      Due Period                                                               839,630,921.19

  3.4 The total amount of Advance Reimbursements for the Due Period                      0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the
      Due Period                                                               214,999,250.71

  3.6 The aggregate principal amount of Dealer Notes purchased by the
      Master Trust during the Due Period                                       283,704,812.21

  3.7 The amount of the Servicing Fee for the Due Period                           722,426.65

  3.8 The average daily Master Trust Seller's Interest during the Due Period   126,175,529.15

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV
      of the Supplement)                                                       126,102,495.31

 3.10 The aggregate amount of Collections for the Due Period                   302,201,705.62

 3.11 The aggregate amount of Finance Charge Collections for the Due Period      3,931,568.65

 3.12 The aggregate amount of Principal Collections for the Due Period         298,270,136.97

 3.13 The amount of Dealer Note Losses for the Due Period                             (500.00)

 3.14 The aggregate amount of Dealer Notes as of the last day of the
      Due Period                                                               866,911,997.26

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                         83,270,386.26

 3.16 Eligible Investments in the Excess Funding Account:
      a.  The aggregate amount of funds invested in Eligible Investments        83,190,498.05
      b.  Description of each Eligible Investment:            JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment               0.93%
      d.  The rating of each such Eligible Investment                                AAAm/Aaa

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                            8,885,971.43

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
      i)      Southland Int'l Trks
      ii)     Prairie International
      iii)    Nalley Motor Trucks
      iv)     Longhorn Bus Sales
      v)      Rivers Bus Sales, Inc

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
      as a percentage of the total principal amount outstanding, as of the end of the
      Due Period                                                                        0.18%

 3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
      Account as of  the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
      established on 7/10/03 for the benefit of Master Trust Certificateholders    100,074.16

 3.21 Eligible Investments in the Servicer Transition Fee Account:
      a.  The aggregate amount of funds invested in Eligible Investments           100,000.00
      b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment                0.93%
      d.  The rating of each such Eligible Investment                                 AAAm/Aaa

 3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
      Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
      Distribution Date)                                                           100,000.00

  4.0 Series 1995-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date
      (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                      0.00

 4.2a The Maximum Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                31,000,000.00

4.2b. The Available Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                 2,500,000.00

  4.4 The amount on deposit in the Spread Account as of
      the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                    2,500,000.00

  4.5 The aggregate amount on deposit in the Liquidity
      Reserve Account as of the Transfer Date (after giving
      effect to the transactions  set forth in Article IV
      of the Supplement)                                                                 0.00

  4.6 The aggregate amount on deposit in the Negative
      Carry Reserve Fund as of the Transfer Date (after
      giving effect to the transactions set forth in
      Article IV of the Supplement)                                                      0.00

  4.7 The Invested Amount as of the Distribution
      Date (after giving effect to the transactions set forth
      in Article IV of the Supplement and to the
      payments made on the Distribution Date)                                  200,000,000.00

  4.8 The amount of Series Allocable Dealer Notes Losses
       for the Due Period                                                             (125.44)

  4.9 The amount of Series Allocable Finance Charge
      Collections for the Due Period                                               986,336.76

 4.10 The amount of Series Allocable Principal Collections
      for the Due Period                                                        74,828,859.75

 4.11 The amount of Series Principal Account Losses
      for the Due Period                                                                 0.00

 4.12 The amount of Investor Dealer Note Losses for
      the Due Period                                                                  (105.24)

 4.13 The amount of Investor Finance Charge Collections
      for the Due Period                                                           827,536.54

 4.14 The amount of Investor Principal Collections for
      the Due Period                                                            62,781,308.08

 4.15 The amount of Available Certificateholder's Interest                         849,678.23
      Collections for the Due Period

 4.16 The amount of Series 1995-1 Shared Principal
      Collections for the Due Period                                            62,781,308.08

 4.17 The aggregate amount of the Series 1995-1 Principal
      Shortfall, if any, for the Due Period                                              0.00

 4.18 The Seller's Percentage for the Due Period                                        16.10%

 4.19 The Excess Seller's Percentage for the Due Period                                  2.62%

 4.20 The aggregate amount of Seller's Principal Collections
      for the Due Period                                                        12,047,446.42

 4.21 The amount of Available Seller's Finance Charge
      Collections for the Due Period                                               162,548.30

 4.22 The aggregate amount of Available Seller's Principal
      Collections for the Due Period                                            10,086,930.29

 4.23 The aggregate amount of Excess Seller's Principal
      Collections for the Due Period                                             1,960,516.13

 4.24 The Controlled Amortization Amount, if applicable,
      for the Due Period                                                                 0.00

 4.25 The Minimum Series 1995-1 Master Trust Seller's
      Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV
      of the Supplement)                                                        38,134,246.09

 4.26 The Series 1995-1 Allocation Percentage for
      the Due Period                                                                    25.09%

 4.27 The Floating Allocation Percentage for the
      Due Period                                                                        83.90%

 4.28 The Principal Allocation Percentage, if applicable,
      for the Due Period                                                                 0.00%

 4.29 The total amount to be distributed on the Series
      1995-1 Certificates on the Distribution Date                                 376,407.25

 4.30 The total amount, if any, to be distributed on the Series
      1995-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                   0.00

 4.31 The total amount, if any, to be distributed on
      the Series 1995-1 Certificates on the Distribution
      Date allocable to interest on the Series 1995-1
      Certificates                                                                 224,347.22

 4.32 The Draw Amount as of the Transfer Date                                            0.00

 4.33 The amount of Investor Charge-Offs as of
      Transfer Date                                                                      0.00

 4.34 The amount of reimbursement of Investor Charge-
      Offs as of the Transfer Date                                                       0.00

 4.35 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                               152,060.03

 4.36 The aggregate amount of funds on deposit in
      the Negative Carry Reserve Account  as of the end of
      the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
      IV of the Supplement and of the Agreement)                                         0.00

 4.37 The aggregate amount of funds on deposit in
      the Series Principal Account as of the end of the
      last day of the Due Period (after giving effect to the
      payments and adjustments made pursuant to Article
      IV of the Supplement and of the Agreement)                                         0.00

 4.38 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
      the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the
      Supplement and the Agreement)                                              2,500,000.00

 4.39 Eligible Investments in the Series Principal Account:
      a.  The aggregate amount of funds invested in Eligible Investments                 0.00
      b.  Description of each Eligible Investment:                                         NA
      c.  The rate of interest applicable to each such Eligible Investment            _______%
      d.  The rating of each such Eligible Investment                                      NA

 4.40 Eligible Investments in the Liquidity Reserve Account:
      a.  The aggregate amount of funds invested in Eligible Investments                 0.00
      b.  Description of each Eligible Investment:                                         NA
      c.  The rate of interest applicable to each such Eligible Investment            _______%
      d.  The rating of each such Eligible Investment                                      NA

 4.41 The amount of Excess Interest Collections for the Due Period                 473,270.98

 4.42 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period                        62,781,308.08

 4.43 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                               0.00

 4.44 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period
      allocated to Other Series                                                          0.00

 4.45 The percentages and all other information calculated
      pursuant to Sections 6.01 and 7.01 of the Supplement                     See Exhibit "A"

 4.46 The amount of Remaining Available Seller's Principal
       Collections for the Due Period                                                    0.00

 4.47 The amount of Series 1995-1 Shared Seller's Principal
      Collections for the Due Period                                            12,047,446.42

 4.48 The aggregate amount of Shared Seller's Principal
      Collections from Other Series for the Due Period                          33,448,973.53

 4.49 The amount of all Shared Seller's Principal Collections
      allocated to Series 1995-1 for the Due Period                                      0.00

 4.50 The aggregate amount of all Shared Seller's Principal
      Collections allocated to Other Series for the Due Period                           0.00

 4.51 The aggregate amount of all Early Distributions Amounts
      paid or deemed paid for the Distribution Period                                    0.00

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                                                           Exhibit 20.1(A)
                                                           Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplemtent.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                           NO

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                        NO

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                  NO

                                             2 Months Past :      3.43%
                                             1 Month Past :       3.65%
                                             Current Month :      3.57%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                         NO

                                             Master Trust Seller: $126,102,495.31

                          Master Trust Minimum Seller's Interest: $126,014,246.09

            (i)Turnover Ratio less than 1.7?                                                                      NO

                                   Turnover Ratio:    3.75

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                               NO

                                   Dealer Note Loss Ratio:   0.00%

====================================================================================================================================

                                                     EXHIBIT 20.2

                                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 69

                                                DEALER NOTE MASTER TRUST

                                                  CLASS A, DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                      SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of March 25, 2004, the Transfer Date of March 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on February 29, 2004 and the Distribution Period ended
March 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any,DuerPeriod                                      189,635.38

   3.2 The amount of ITEC Finance Charges for the Due Period                           1,927,356.66

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period   839,630,921.19

   3.4 The total amount of Advance Reimbursements for the Due Period                           0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period   214,999,250.71

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust  283,704,812.21 during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                722,426.65

   3.8 The average daily Master Trust Seller's Interest during the Due Period        126,175,529.15

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)         126,102,495.31

  3.10 The aggregate amount of Collections for the Due Period                        302,201,705.62

  3.11 The aggregate amount of Finance Charge Collections for the Due Period           3,931,568.65

  3.12 The aggregate amount of Principal Collections for the Due Period              298,270,136.97

  3.13 The amount of Dealer Note Losses for the Due Period                                  (500.00)

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     866,911,997.26

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                              83,270,386.26

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments             83,190,498.05
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                   0.93%
       d.  The rating of each such Eligible Investment                                     AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                 8,885,971.43

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)       Southland Int'l Trks
       ii)      Prairie International
       iii)     Nalley Motor Trucks
       iv)      Longhorn Bus Sales
       v)       Rivers Bus Sales, Inc

  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
       as a percentage of the total principal amount outstanding, as of the end of the
       Due Period                                                                              0.18%

  3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
       7/10/03 for the benefit of the Master Trust Certificateholders.                   100,074.16

  3.21 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                100,000.00
       b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                   0.93%
       d.  The rating of each such Eligible Investment                                     AAAm/Aaa

  3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
       of the Supplement and to the payments made on the Distribution Date)              100,000.00

   4.0 Series 1998-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                           0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                     31,000,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                     31,000,000.00

   4.3 The Projected Spread for the following Distribution Period                      2,500,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                         2,500,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                                      0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                       200,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                                  (124.83)

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                    981,517.35

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                             74,463,233.65

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                                      0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                       -105.24

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                                827,517.28

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                                 62,779,847.05

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                                    849,559.86

  4.15 The amount of Series 1998-1 Shared Principal
       Collections for the Due Period                                                 62,779,847.05

  4.16 The aggregate amount of the Series 1998-1 Principal
       Shortfall, if any, for the Due Period                                                   0.00

  4.17 The Seller's Percentage for the Due Period                                            15.69%

  4.18 The Excess Seller's Percentage for the Due Period                                      2.62%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                             11,683,281.36

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                    157,729.84

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                  9,732,344.64

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                  1,950,936.72

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                                      0.00

  4.24 The Minimum Series 1998-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                             37,000,000.00

  4.25 The Series 1998-1 Allocation Percentage for
       the Due Period                                                                        24.97%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                            84.31%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                     0.00%

  4.28 The total amount to be distributed on the Series
       1998-1 Certificates on the Distribution Date                                      353,848.16

  4.29 The total amount, if any, to be distributed on the Series
       1998-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                        0.00

  4.30 The total amount, if any, to be distributed on
       the Series 1998-1 Certificates on the Distribution
       Date allocable to interest on the Series 1998-1
       Certificates                                                                      201,791.67

  4.31 The Draw Amount as of the Transfer Date                                                 0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                           0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                            0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                    152,056.49

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                              0.00

  4.36 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                   2,500,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments                      0.00
       b.  Description of each Eligible Investment:                                              NA
       c.  The rate of interest applicable to each such Eligible Investment                 _______%
       d.  The rating of each such Eligible Investment                                           NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                      0.00
       b.  Description of each Eligible Investment:                                              NA
       c.  The rate of interest applicable to each such Eligible Investment                 _______%
       d.  The rating of each such Eligible Investment                                           NA

  4.39 The amount of Excess Interest Collections for the Due Period                      495,711.70

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                             62,779,847.05

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                    0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                               0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                                   See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                         0.00

  4.45 The amount of Series 1998-1 Shared Seller's Principal
       Collections for the Due Period                                                 11,683,281.36

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                               33,813,138.59

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 1998-1 for the Due Period                                           0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                                0.00

  4.49 The aggregate amount of all Early Distributions Amounts
       paid or deemed paid for the Distribution Period                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                         Exhibit 20.2(A)
                                                         Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.43%
                                             1 Month Past :       3.65%
                                             Current Month :      3.57%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                             Master Trust Seller's Interest:          $126,102,495.31

                                             Master Trust Minimum Seller's Interest:  $126,014,246.09

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                   Turnover Ratio:      3.75

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:   0.00%

====================================================================================================================================

                                                    EXHIBIT 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 44

                                                DEALER NOTE MASTER TRUST

                                                     DEALER NOTE
                                            ASSET BACKED CERTIFICATES,
                                                    SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of March 25, 2004, the Transfer Date of March 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on February 29, 2004 and the Distribution Period ended
March 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                      189,635.38

   3.2 The amount of ITEC Finance Charges for the Due Period                    1,927,356.66

   3.3 The average daily balance of Dealer Notes outstanding during the
       Due Period                                                             839,630,921.19

   3.4 The total amount of Advance Reimbursements for the Due Period                    0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the
       Due Period                                                             214,999,250.71

   3.6 The aggregate principal amount of Dealer Notes purchased by the
       Master Trust during the due Period                                     283,704,812.21

   3.7 The amount of the Servicing Fee for the Due Period                         722,426.65

   3.8 The average daily Master Trust Seller's Interest during the Due Period 126,175,529.15

   3.9 The Master Trust Seller's Interest as of the Distribution Date
       (after giving effect to the transactions set forth in Article IV
       of the Supplement)                                                     126,102,495.31

  3.10 The aggregate amount of Collections for the Due Period                 302,201,705.62

  3.11 The aggregate amount of Finance Charge Collections for the Due Period    3,931,568.65

  3.12 The aggregate amount of Principal Collections for the Due Period       298,270,136.97

  3.13 The amount of Dealer Note Losses for the Due Period                           (500.00)

  3.14 The aggregate amount of Dealer Notes as of the last day of the
       Due Period                                                             866,911,997.26

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                       83,270,386.26

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments      83,190,498.05
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment            0.93%
       d.  The rating of each such Eligible Investment                              AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                          8,885,971.43

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)      Southland Int'l Trks
       ii)     Prairie International
       iii)    Nalley Motor Trucks
       iv)     Longhorn Bus Sales
       v)      Rivers Bus Sales, Inc

  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding,
       as of the end of the Period                                                     0.18%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                         52,633,545.89

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
       established on 7/10/03 for the benefit of the Master Trust
       Certificateholders.                                                        100,074.16

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments         100,000.00
       b.  Description of each Eligible Investment:                    JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment            0.93%
       d.  The rating of each such Eligible Investment                              AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on
       the Distribution Date)                                                     100,000.00

   4.0 Series 2000-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                    0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                              19,080,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                              19,080,000.00

   4.3 The Projected Spread for the following Distribution Period               2,650,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                  2,650,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                               0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                212,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                           -124.87

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                             981,857.27

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                      74,489,021.79

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                               0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                -106.63

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                         838,407.92

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                          63,606,069.08

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                             860,565.32

  4.15 The amount of Series 2000-1 Shared Principal
       Collections for the Due Period                                          63,606,069.08

  4.16 The aggregate amount of the Series 2000-1 Principal
       Shortfall, if any, for the Due Period                                            0.00

  4.17 The Seller's Percentage for the Due Period                                     14.61%

  4.18 The Excess Seller's Percentage for the Due Period                               6.57%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                      10,882,846.08

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                             108,397.04

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                           5,988,917.35

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                           4,893,928.73

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                               0.00

  4.24 The Minimum Series 2000-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                      25,440,000.00

  4.25 The Series 2000-1 Allocation Percentage for
       the Due Period                                                                 24.97%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                     85.39%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                              0.00%

  4.28 The total amount to be distributed on the Series
       2000-1 Certificates on the Distribution Date                               386,226.82

  4.29 The total amount, if any, to be distributed on the Series
       2000-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                 0.00

  4.30 The total amount, if any, to be distributed on
       the Series 2000-1 Certificates on the Distribution
       Date allocable to interest on the Series 2000-1
       Certificates                                                               232,169.17

  4.31 The Draw Amount as of the Transfer Date                                          0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                    0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                     0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                             154,057.65

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                       0.00

  4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                            2,650,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments               0.00
       b.  Description of each Eligible Investment:                                       NA
       c.  The rate of interest applicable to each such Eligible Investment          _______%
       d.  The rating of each such Eligible Investment                                    NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments               0.00
       b.  Description of each Eligible Investment:                                       NA
       c.  The rate of interest applicable to each such Eligible Investment          _______%
       d.  The rating of each such Eligible Investment                                    NA

  4.39 The amount of Excess Interest Collections for the Due Period               474,338.50

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                      63,606,069.08

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                             0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                        0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                             See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                  0.00

  4.45 The amount of Series 2000-1 Shared Seller's Principal
       Collections for the Due Period                                          10,882,846.08

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                        34,613,573.86

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 2000-1 for the Due Period                                    0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                         0.00

   5.0 Class A Certificate Information.

   5.1 The Class A Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                200,000,000.00

   5.2 The total amount to be distributed on the Class A Certificates
       on the Distribution Date - includes Investor Servicing Fee plus            361,629.08
       the Investor Interest Payment

   5.3 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to the
       Class A Invested Amount                                                          0.00

   5.4 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to interest
       on the Class A Certificates                                                216,291.67

   5.5 The amount of Class A Certificateholder Charge-Offs
       as of the Transfer Date                                                          0.00

   5.6 The amount of reimbursement of Class A Certificateholder
       Charge-Offs as of the Transfer Date                                              0.00

   6.0 Class B Certificate Information.

   6.1 The Class B Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                 12,000,000.00

   6.2 The total amount to be distributed on the Class B Certificates
       on the Distribution Date - includes Investor Servicing Fee plus             24,597.74
       the Investor Interest Payment

   6.3 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to the
       Class B Invested Amount                                                          0.00

   6.4 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to interest
       on the Class B Certificates                                                 15,877.50

   6.5 The amount of Class B Certificateholder Charge-Offs
       as of the Transfer Date                                                          0.00

   6.6 The amount of reimbursement of Class B Certificateholder
       Charge-Offs as of the Transfer Date                                              0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                          Exhibit 20.3(A)
                                                          Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.43%
                                             1 Month Past :       3.65%
                                             Current Month :      3.57%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                             Master Trust Seller's Interest:  $126,102,495.31

                                     Master Trust Minimum Seller's Interest:  $126,014,246.09

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                   Turnover Ratio:   3.75

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  6.02%

====================================================================================================================================

                                                   EXHIBIT 20.4

                                   MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 8

                                            DEALER NOTE MASTER TRUST

                                                 DEALER NOTE
                                         ASSET BACKED CERTIFICATES,
                                                SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of March 25, 2004, the Transfer Date of March 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on February 29, 2004 and the Distribution Period ended
March 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                      189,635.38

   3.2 The amount of ITEC Finance Charges for the Due Period                    1,927,356.66

   3.3 The average daily balance of Dealer Notes outstanding during the
       Due Period                                                             839,630,921.19

   3.4 The total amount of Advance Reimbursements for the Due Period                    0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the
       Due Period                                                             214,999,250.71

   3.6 The aggregate principal amount of Dealer Notes purchased by the
       Master Trust during the Due Period                                     283,704,812.21

   3.7 The amount of the Servicing Fee for the Due Period                         722,426.65

   3.8 The average daily Master Trust Seller's Interest during the Due Period 126,175,529.15

   3.9 The Master Trust Seller's Interest as of the Distribution Date
       (after giving effect to the transactions set forth in Article IV of the
        Supplement)                                                           126,102,495.31

  3.10 The aggregate amount of Collections for the Due Period                 302,201,705.62

  3.11 The aggregate amount of Finance Charge Collections for the Due Period    3,931,568.65

  3.12 The aggregate amount of Principal Collections for the Due Period       298,270,136.97

  3.13 The amount of Dealer Note Losses for the Due Period                           (500.00)

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due
       Period                                                                 866,911,997.26

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                       83,270,386.26

  3.16 Eligible Investments in the Excess Funding Account:

       a.  The aggregate amount of funds invested in Eligible Investments      83,190,498.05
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment            0.93%
       d.  The rating of each such Eligible Investment                              AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                          8,885,971.43

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)       Southland Int'l Trks
       ii)      Prairie International
       iii)     Nalley Motor Trucks
       iv)      Longhorn Bus Sales
       v)       Rivers Bus Sales, Inc

  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
       as a percentage of the total principal amount outstanding, as of the
       end of the Due Period                                                            0.18%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                         52,633,545.89

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
       established on 7/10/03 for the benefit of Master Trust
       Certificateholders.                                                        100,074.16

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments         100,000.00
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment            0.93%
       d.  The rating of each such Eligible Investment                              AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                    100,000.00

   4.0 Series 2003-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                    0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                              19,080,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                              19,080,000.00

   4.3 The Projected Spread for the following Distribution Period               2,650,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                  2,650,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                               0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                212,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                           -124.87

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                             981,857.27

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                      74,489,021.79

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                               0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                -106.63

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                         838,407.92

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                          63,606,069.08

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                             860,564.29

  4.15 The amount of Series 2003-1 Shared Principal
       Collections for the Due Period                                          63,606,069.08

  4.16 The aggregate amount of the Series 2003-1 Principal
       Shortfall, if any, for the Due Period                                            0.00

  4.17 The Seller's Percentage for the Due Period                                     14.61%

  4.18 The Excess Seller's Percentage for the Due Period                               6.57%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                      10,882,846.08

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                             108,397.04

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                           5,988,917.35

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                           4,893,928.73

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                               0.00

  4.24 The Minimum Series 2003-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                      25,440,000.00

  4.25 The Series 2003-1 Allocation Percentage for
       the Due Period                                                                 24.97%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                     85.39%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                              0.00%

  4.28 The total amount to be distributed on the Series
       2003-1 Certificates on the Distribution Date                               400,565.70

  4.29 The total amount, if any, to be distributed on the Series
       2003-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                 0.00

  4.30 The total amount, if any, to be distributed on
       the Series 2003-1 Certificates on the Distribution
       Date allocable to interest on the Series 2003-1
       Certificates                                                               246,508.05

  4.31 The Draw Amount as of the Transfer Date                                          0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                    0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                     0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                             154,057.65

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                       0.00

  4.36 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                            2,650,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments               0.00
       b.  Description of each Eligible Investment:                                       NA
       c.  The rate of interest applicable to each such Eligible Investment         _______%
       d.  The rating of each such Eligible Investment                                    NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments               0.00
       b.  Description of each Eligible Investment:                                       NA
       c.  The rate of interest applicable to each such Eligible Investment         _______%
       d.  The rating of each such Eligible Investment                                    NA

  4.39 The amount of Excess Interest Collections for the Due Period               459,998.59

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                      63,606,069.08

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                             0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                        0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                             See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                  0.00

  4.45 The amount of Series 2003-1 Shared Seller's Principal
       Collections for the Due Period                                          10,882,846.08

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                        34,613,573.86

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 2003-1 for the Due Period                                    0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                         0.00

   5.0 Class A Certificate Information.

   5.1 The Class A Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                200,000,000.00

   5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
       the Investor Interest Payment                                              369,684.63

   5.3 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to the
       Class A Invested Amount                                                          0.00

   5.4 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to interest
       on the Class A Certificates                                                224,347.22

   5.5 The amount of Class A Certificateholder Charge-Offs
       as of the Transfer Date                                                          0.00

   5.6 The amount of reimbursement of Class A Certificateholder
       Charge-Offs as of the Transfer Date                                              0.00

   6.0 Class B Certificate Information.

   6.1 The Class B Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                 12,000,000.00

   6.2 The total amount to be distributed on the Class B Certificates on the Distribution Date - includes Investor Servicing Fee plus
       the Investor Interest Payment                                               30,881.07

   6.3 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to the
       Class B Invested Amount                                                          0.00

   6.4 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to interest
       on the Class B Certificates                                                 22,160.83

   6.5 The amount of Class B Certificateholder Charge-Offs
       as of the Transfer Date                                                          0.00

   6.6 The amount of reimbursement of Class B Certificateholder
       Charge-Offs as of the Transfer Date                                              0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                            Exhibit 20.4(A)
                                                            Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.43%
                                             1 Month Past :       3.65%
                                             Current Month :      3.57%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                             Master Trust Seller's Interest:   $126,102,495.31

                                     Master Trust Minimum Seller's Interest:   $126,014,246.09

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                   Turnover Ratio:   3.75

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  6.02%

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                                                       EXHIBIT 20.5
                                       Navistar Financial Dealer Note Master Trust
                                    Series Data for the March 25, 2004 Distribution Date

                                                                                    Series
                                                   1995-1           1998-1          2000-1           2003-1            Total

1. Aggregate amount of Collections               75,815,196.50     75,444,751.00 75,470,879.06      75,470,879.06   302,201,705.62
   Aggregate amount of Interest Collections         986,336.76        981,517.35    981,857.27         981,857.27     3,931,568.65
   Aggregate amount of Principal Collections     74,828,859.75     74,463,233.65 74,489,021.79      74,489,021.79   298,270,136.97

2. Series Allocation Percentage                    25.0876137%       24.9650315%   24.9736774%        24.9736774%       100.000000%
   Floating Allocation Percentage                       83.90%            84.31%        85.39%             85.39%              N/A
   Principal Allocation Percentage                       0.00%             0.00%         0.00%              0.00%             0.00%

3. Total amount Distributed                         224,347.22        201,791.67    232,169.17         246,508.05       904,816.11

4. Total amount of such distribution allocable
   to the Invested Amount of Series                       0.00              0.00          0.00               0.00             0.00

5. Total amount of such distribution allocable
   to interest on the Series Certificates           224,347.22        201,791.67    232,169.17         246,508.05       904,816.11

6. Amount of Series allocable Dealer Note
     Losses/(Recoveries)                               (125.44)          (124.83)      (124.87)           (124.87)         (500.00)
   -Investor portion of Dealer Note Losses/(Recoveries)(105.24)          (105.24)      (106.63)           (106.63)         (423.73)
   -Seller portion of Dealer Note Losses/(Recoveries)   (20.20)           (19.59)       (18.24)            (18.24)          (76.27)

7. Recoveries on Dealer Note Losses                         NA                NA            NA                 NA               NA

8. Draw Amount                                            0.00              0.00          0.00               0.00             0.00

9. Investor Charge Offs                                   0.00              0.00          0.00               0.00             0.00

10.Reimbursement of Investor Charge Offs                  0.00              0.00          0.00               0.00             0.00

11.Monthly Servicing Fee
   -   Series Allocation  -  Servicing Fee          181,239.61        180,354.04    180,416.50         180,416.50       722,426.65
   -        Investor Servicing Fee                  152,060.03        152,056.49    154,057.65         154,057.65       612,231.82
   -       Seller Servicing Fee                      29,179.58         28,297.55     26,358.85          26,358.85       110,194.83

12.Controlled Amortization Amount                         0.00              0.00          0.00               0.00             0.00

13.Invested Amount prior to Distribution Date   200,000,000.00    200,000,000.00 212,000,000.00    212,000,000.00   824,000,000.00
   Invested Amount after to Distribution Date   200,000,000.00    200,000,000.00 212,000,000.00    212,000,000.00   824,000,000.00

14.Invested Amount                              200,000,000.00    200,000,000.00 212,000,000.00    212,000,000.00   824,000,000.00
   Available Subordinated Amount                 31,000,000.00     31,000,000.00  19,080,000.00     19,080,000.00   100,160,000.00
   Negative Carry Subordinated Amount             1,134,246.09                NA            NA                 NA     1,134,246.09
   Other                                                     0                 0             0                  0                0
   Adjusted Invested Amount                     232,134,246.09    231,000,000.00 231,080,000.00    231,080,000.00   925,294,246.09

   Required Excess Seller's Interest              6,000,000.00      6,000,000.00   6,360,000.00      6,360,000.00    24,720,000.00

15.Beginning Spread Account Balance               2,500,000.00      2,500,000.00   2,650,000.00      2,650,000.00    10,300,000.00
   Withdrawals from Spread Account(-)Interest        (1,785.95)        (1,786.30)     (1,894.10)        (1,893.07)      (7,359.42)
   Deposits to Spread Account(+)Interest              1,785.95          1,786.30       1,894.10          1,893.07         7,359.42
   Spread Account balance as of the close of
   business on the Distribution date              2,500,000.00      2,500,000.00   2,650,000.00      2,650,000.00    10,300,000.00

16.Series Principal Account Balance                       0.00              0.00           0.00              0.00             0.00

17.Delinquency on Serviced Portfolio
                                  30 - 59 Days                                                                                0.04%
                                  60 - 89 Days                                                                                0.02%
                                     90+  Days                                                                                0.12%

18.Master Trust Receivables Balance                                                                                $866,911,997.26

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